SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                         August 9, 2002

                       XEROX CORPORATION
      (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                     800 Long Ridge Road
                       P. O. Box 1600
              Stamford, Connecticut  06904-1600
      (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code:
                       (203) 968-3000

                       Not Applicable
 (Former name or former address, if changed since last report)


























Item 9.  Regulation FD Disclosure.

Registrant today submitted to the Securities and Exchange Commission the sworn statements of Registrant's Principal Executive Officer and Principal Financial Officer required by the Commission's Order No. 4-460 pursuant to
Section 21 (a)(1) of the Securities Exchange Act of 1934, as amended.

Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.




____________________________________________________________________________

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ LESLIE F. VARON
                                         ----------------------------
                                         By: Leslie F. Varon
                                             Vice President and Secretary

Date: August 9, 2002


                                 EXHIBIT INDEX


Exhibit 99.1 Statement Under Oath dated August 9, 2002 of Principal Executive Officer.

Exhibit 99.2 Statement Under Oath dated August 9, 2002 of Principal Financial Officer.